SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement             [ ] Confidential, For Use of the
[X] Definitive Proxy Statement                  Commission Only (as permitted by
[ ] Definitive Additional Materials             Rule 14a-6(e)(2)
[ ] Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12


                      POLLUTION RESEARCH AND CONTROL CORP.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No Fee Required
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:


-------------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transactions applies:


-------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


-------------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:


-------------------------------------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:


-------------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:


-------------------------------------------------------------------------------
     (3)  Filing party:


-------------------------------------------------------------------------------
     (4)  Date filed:


-------------------------------------------------------------------------------

                      POLLUTION RESEARCH AND CONTROL CORP.
                       9300 WILSHIRE BOULEVARD, SUITE 308
                         BEVERLY HILLS, CALIFORNIA 90212
                                   -----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MARCH 26, 2002

TO OUR SHAREHOLDERS:

     Notice is hereby given that the 2001 Annual Meeting of Shareholders of Pollution Research and Control Corp., a California corporation, will be held at the Radisson Beverly Pavilion Hotel, located at 9360 Wilshire Blvd., Beverly Hills, California 90212, on March 26, 2002 at 10:00 a.m., local time, for the following purposes:

     1. To elect directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected.

     2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Only shareholders of record of our common stock at the close of business on FEBRUARY 14, 2002, are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.


                                            BY ORDER OF THE BOARD OF DIRECTORS

                                                /S/ JACQUES TIZABI
                                            -----------------------------------
                                            Jacques Tizabi
                                            CHIEF EXECUTIVE  OFFICER AND
                                            CHAIRMAN OF THE BOARD OF DIRECTORS

Beverly Hills, California
January 31, 2002


--------------------------------------------------------------------------------
ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.
--------------------------------------------------------------------------------

                      POLLUTION RESEARCH AND CONTROL CORP.
                       9300 WILSHIRE BOULEVARD, SUITE 308
                         BEVERLY HILLS, CALIFORNIA 90212
                                ----------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 26, 2002

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Pollution Research and Control Corp., a California corporation (the "Company," "we," or "us"), for use at the 2001 Annual Meeting of Shareholders (the "Annual Meeting") to be held at Radisson Beverly Pavilion Hotel, located at 9360 Wilshire Blvd., Beverly Hills, California 90212, on March 26, 2002 at 10:00 a.m., local time, and at any adjournments or postponements thereof, for the purposes set forth herein and in the attached Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is the Board's Proxy for the Annual Meeting, which you may use to indicate your vote on the proposals described in this Proxy Statement.

     All Proxies which are properly completed, signed and returned to us prior to the Annual Meeting, and which have not been revoked, will unless otherwise directed by the shareholder be voted in accordance with the recommendations of the Board set forth in this Proxy Statement. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with our Secretary, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

     The close of business on FEBRUARY 14, 2002, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or at any adjournments or postponements of the Annual Meeting. A shareholder is entitled to cast one vote for each share held of record on the record date on all matters to be considered at the Annual Meeting. However, shareholders of the Company have the right to cumulate their votes with respect to the election of directors. If cumulative voting is employed, the total number of votes which the shareholder may cast for the election of directors shall equal the number of directors to be elected multiplied by the number of shares held, and the shareholder may cast all of such votes for one candidate or may distribute the total votes among all or several candidates, as the shareholder deems appropriate. A shareholder may not cumulate votes for a candidate unless the candidate's name has been placed in nomination prior to the voting and unless the shareholder gives notice at the Annual Meeting prior to the voting of an intention to cumulate votes. If any one shareholder gives such notices, all shareholders may cumulate their votes for candidates in nomination. The Board is not soliciting discretionary authority to cumulate votes for candidates for election to the Board.

     As of January 29, 2002, we had 5,957,333 shares of our common stock, no par value per share outstanding, and we had approximately 672 shareholders of record. Our common stock is the only outstanding class of our securities entitled to vote at the Annual Meeting.

     This Proxy Statement and the accompanying Proxy were mailed to shareholders on or about February __, 2002.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     In accordance with our Bylaws (the "Bylaws"), our directors are elected at each Annual Meeting of Shareholders and hold office until the next election of directors and until their successors are duly elected. The Board currently consists of three members, with three vacancies.

     The Board has nominated all three of the current directors - Messrs. Jacques Tizabi, Michael Collins, and Matin Emouna - to serve as our directors for a one-year term. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees. Each nominee, if elected, will hold office until the 2002 Annual Meeting of Shareholders at which time his term of office expires, and until his successor is elected and qualified, unless he resigns or his seat on the Board becomes vacant due to his death, removal or other cause in accordance with our Bylaws. Management knows of no reason why any of these nominees would be unable or unwilling to serve, but if any nominee should be unable or unwilling to serve, the proxies will be voted for the election of other persons for the office of director as the Board may recommend in the place of the nominee.

     Unless cumulative voting is invoked, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to elect each nominee to serve on the Board. If cumulative voting is invoked, the three nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected.

     The names of the nominees, their principal occupation and certain other information about them as of January 31, 2002, is set forth below.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE THREE NOMINEES NAMED BELOW, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

NOMINEES

    NAME                                   AGE         POSITION
    ----                                   ---         --------
    Jacques Tizabi                         30          Chief Executive Officer, President and
                                                       Chairman of the Board of Directors
    Michael Collins (1) (2)                33          Secretary and Director
    Matin Emouna (1) (2)                   33          Director

(1)     Audit Committee Member
(2)     Compensation Committee Member


JACQUES TIZABI has been the Chief Executive Officer, President and Chairman of the Board of Directors of our Company since October 2001. He is the co-founder and managing partner of Astor Capital, Inc., which was founded in 1995 and specializes in investment banking and asset management, predominantly in the area of direct private investment in public equities. Mr. Tizabi has substantial experience in evaluating, structuring, and negotiating direct investments in public companies and later stage private companies. He is also the Portfolio Manager for AMG Capital Management. Mr. Tizabi holds a B.S. degree in Business from New York University and an M.B.A. from Pepperdine University.

MICHAEL COLLINS has been the Secretary and a director of our Company since October 2001. He has been the Vice President, Business Development of Astor Capital, Inc. since December 1998. Between 1993 and 1997, Mr. Collins worked for Twentieth Century Fox International, PolyGram Filmed Entertainment and Savoy Pictures in the field of media management. Mr. Collins received a B.A. in Political Science from Columbia University and an M.B.A. from The Anderson School at UCLA.

MATIN EMOUNA has served as a director of our Company since October 2001. Since 1997, Mr. Emouna has maintained his own law practice in New York, where he represents foreign and domestic clients in a broad range of real estate transactions, with emphasis on new constructions, commercial real estate transactions, shopping center development, financing, and commercial leasing. Mr. Emouna also serves as a general counsel for Omni Abstract Title, Radio Sedayeh Iran, and a number of non-profit religious organizations. He holds B.S. degrees in Business Administration and Spanish from New York State University at Albany and a J.D. from Benjamin N. Cardozo School of Law.

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

BOARD MEETINGS AND COMMITTEES

     During fiscal 2000, the Board did not maintain an Audit Committee or a Compensation Committee. Accordingly, no meetings of the Audit Committee or the Compensation Committee were conducted during the fiscal year ended December 31, 2000. The Board currently maintains an Audit Committee and a Compensation Committee. The full Board performs the functions of a Nominating Committee. The Audit Committee currently consists of Mr. Michael Collins and Mr. Matin Emouna. Responsibilities of the Audit Committee include (i) reviewing financial statements and consulting with the independent auditors concerning our financial statements, accounting and financial policies and internal controls, (ii) reviewing the scope of the independent auditors' activities and the fees of the independent auditors and (iii) maintaining good communications among the Audit Committee, our independent auditors and our management on accounting matters.

     The Compensation Committee currently consists of Mr. Michael Collins and Mr. Matin Emouna. The Compensation Committee is responsible for considering and making recommendations to the Board regarding executive compensation.

     The Board held six meetings and acted by written consent on seven occasions during the fiscal year ended December 31, 2000. No incumbent director attended less than 75% of all the meetings of the Board and those committees on which he served in 2000.

COMPENSATION OF DIRECTORS

     During fiscal 2000, our directors did not receive compensation pursuant to any standard arrangement for their services as directors. When requested by us to attend Board meetings in person, it is our policy to reimburse directors for reasonable travel and lodging expenses incurred in attending these Board meetings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information as of January 31, 2002, relating to the ownership of our common stock by (i) each person known by us to be the beneficial owner of more than five percent of the outstanding shares of our common stock, (ii) each of our directors, (iii) our Chief Executive Officer each of our other executive officers whose annual compensation exceeded $100,000 (the "Named Executive Officers"), and (iv) all of our executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each person has the sole voting and investment power with respect to the shares owned. The address of each person listed is in care of us, 9300 Wilshire Boulevard, Suite 308, Beverly Hills, California 90212, unless otherwise set forth below.

                                             Number of Shares
                                             of common stock
                                              Beneficially         Percent of
Name and Address                                Owned (1)          Class (1)
---------------------------------------      -----------------     ----------
Jacques Tizabi (2).....................        1,150,000             16.2%
Michael Collins........................                0                0%
Matin Emouna...........................                0                0%
Ronald Patterson (3)...................          748,030             12.2%
Silverline Partners, Ltd (4)...........          700,000             11.8%
Directors and executive officers
  as a Group (3 persons) (5)...........        1,150,000             16.2%

(1) Under Rule 13d-3 under the Exchange Act, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person in the table above, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by that person (and only that person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding at January 31, 2002.

(2) Represents shares that may be acquired upon the exercise of options, which are or will become exercisable on or prior to April 1, 2002.

(3) Includes 187,858 shares that may be acquired upon the exercise of options, which are or will become exercisable on or prior to April 1, 2002. The address of Ronald Patterson is 1243 Fairway Point Row, Sand Diego, CA 92128.

(4)  The address of Silverline Partners is 27 Wellington Road, Cork, Ireland.

(5) Represents shares that may be acquired upon the exercise of options, which are or will become exercisable on or prior to April 1, 2002.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission (the "Commission" or "SEC") initial reports of ownership and reports of changes in ownership of our common stock and of our other equity securities. Officers, directors and greater than ten percent shareholders are required by the Commission regulations to furnish us with copies of Section 16(a) forms they file.

     To our knowledge, based solely on review of the copies of those reports furnished to us, and representations that no other reports were required during the fiscal year ended December 31, 2000, we believe that, during the year ended December 31, 2000, all of our executive officers, directors and greater-than-ten percent shareholders complied with all Section 16(a) filing requirements.


EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning the annual and long-term compensation for services in all capacities rendered to us for the fiscal years ended December 31, 2000, 1999, and 1998, of those persons who (i) served during fiscal 2000 as the Chief Executive Officer and (ii) were each of our Named Executive Officers in these fiscal periods:

                                                                    LONG TERM
                                                                   COMPENSATION
                                                                     NUMBER OF
                                FISCAL      ANNUAL COMPENSATION     SECURITIES
                              YEAR ENDED    --------------------     UNDERLYING     ALL OTHER
                               DEC. 31       SALARY      BONUS        OPTIONS      COMPENSATION
                              -----------   ----------  ---------  -------------   ------------
Albert E. Gosselin, Jr........   2000        $225,000      -0-          -0-            -0-
  Chief Executive Officer        1999        $210,000(1)   -0-          -0-            -0-
                                 1998        $202,223      -0-          -0-            -0-

(1) Does not include $97,866 of accrued salary from services performed in 1996 paid in 1999.


                          OPTION GRANTS IN FISCAL 2000

     No stock options were granted during fiscal 2000 to the Named Executive Officers. Nor were there any exercises of stock options by the Named Executive Officers during fiscal 2000.

                 AGGREGATED OPTION EXERCISES IN 2000 FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth, for each of the Named Executive Officers, certain information regarding the exercise of stock options during fiscal 2000, the number of shares of common stock underlying stock options held at fiscal year-end and the value of options held at fiscal year-end based upon the last reported sales price of the common stock on the Nasdaq Stock Market's SmallCap Market on December 31, 2000 ($1.00 per share).

                                                  NUMBER OF SECURITIES
                       ACQUIRED                  UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                        SHARES                         OPTIONS AT            IN-THE-MONEY OPTIONS AT
                       ACQUIRED                    DECEMBER 31, 2000            DECEMBER 31, 2000
                          ON         VALUE     ---------------------------  --------------------------
 NAME                  EXERCISE    REALIZED    EXERCISABLE   UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
 -------------------  -----------  ----------  -----------   -------------  -----------  -------------
 Albert E. Gosselin       -0-         -0-        192,160          -0-         $115,296        -0-


EMPLOYMENT AGREEMENTS

     During fiscal 2000, we had an employment agreement with Albert E. Gosselin, Jr., who served as President, Chief Executive Officer, and Chairman of the Board of Directors for the Company during that period. Mr. Gosselin's employment agreement was first approved by the Board of Directors on July 30, 1987, and has since been extended through August 31, 2003. The employment agreement, as extended, provides for payment of a base salary of $200,000, $210,000, $220,000, $230,000, $240,000 and $250,000 for the one-year periods ending August 31, 1998, 1999, 2000, 2001, 2002, and 2003, respectively. The employment agreement further obligates us to permit Mr. Gosselin to participate in our Employee Incentive Stock Option Plan and Group Medical Plan, and any other health, life insurance, group medical, disability income insurance, and stock option plan adopted by us. Under the employment agreement, Mr. Gosselin's salary continues in the event of his disability and for two years after his death. He is also entitled to a lump sum payment equivalent to 2.99 times his current salary in the event of his termination as President or Chief Executive Officer within 18 months of a change of control of the Company, including, among other events, certain types of mergers and other business combinations, material changes in the composition of the Board or the beneficial ownership of our common stock, the sale of substantially all of our assets or securities, and the material downsizing or dissolution of the Company. Mr. Gosselin resigned as President, Chief Executive Officer, and Chairman of the Board of Directors for the Company effective as of September 24, 2001, and waived all rights to any severance, change of control or other payments, if any, to which he was entitled under his employment agreement.

BOARD COMMITTEE REPORT (1)

     The Audit Committee currently consists of Messrs. Collins and Emouna. Responsibilities of the Audit Committee include (i) reviewing financial statements and consulting with the independent auditors concerning our financial statements, accounting and financial policies and internal controls, (ii) reviewing the scope of the independent auditors' activities and the fees of the independent auditors and (iii) maintaining good communications among the Audit Committee, our independent auditors and our management on accounting matters. Messrs. Collins and Emouna are independent directors (as that term is defined in Rule 4200 (a)(14) of the National Association of Securities Dealers' Marketplace Rules). A copy of the Audit Committee Charter is attached to this Proxy Statement as APPENDIX A. During fiscal 2000, the Board did not maintain an Audit Committee. In fiscal 2000, a Board Committee, consisting of Al Gosselin, Jr., performed the functions of the Audit Committee.

     In fulfilling its responsibilities for the financial statements for fiscal year 2000, the Board Committee:

     - Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2000, with management and AJ. Robbins, PC ("AJ. Robbins"), our independent accountants;

     - Discussed with AJ. Robbins the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and


--------
(1) The material in this report is not "soliciting material," is not deemed to be filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended whether made before the date hereof and irrespective of any general incorporation in any such filing.

     - Received written disclosures and the letter from AJ. Robbins regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee discussed with AJ. Robbins their independence.

     The Board Committee approved the engagement of AJ. Robbins as our independent auditors for the year ended December 31, 2000. The Board Committee also has approved the engagement of AJ. Robbins as our independent auditors for the year ended December 31, 2001.

AUDIT FEES

     The aggregate fees billed by AJ. Robbins for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2000, were approximately $40,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     We did not pay any fees for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

ALL OTHER FEES

     The aggregate fees billed by AJ. Robbins for services rendered to us other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended December 31, 2000, were $8,380.

     The Board Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

     Based on the Board Committee's review of the audited financial statements and discussions with management and AJ. Robbins, the Board Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, for filing with the SEC.



                                               Al Gosselin, Jr.


STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Any shareholder who intends to present a proposal at the next Annual Meeting of shareholders for inclusion in our Proxy Statement and Proxy form relating to that Annual Meeting must submit that proposal to us at our principal executive offices by February 15, 2002. If notice of a shareholder proposal is not provided to us by that date, any proxy that management solicits for the Annual Meeting will confer on the holder of the proxy discretionary authority to vote on the proposal so long as the proposal is properly presented at the meeting.

SOLICITATION OF PROXIES

     It is expected that the solicitation of proxies will be primarily by mail. We will assume the cost of solicitation by management. We will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to those beneficial owners. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise for the purpose of soliciting the proxies.

ANNUAL REPORT ON FORM 10-KSB

     THE COMPANY INCORPORATES HEREIN BY REFERENCE INFORMATION SET FORTH IN THE ANNUAL REPORT ON FORM 10-KSB, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000. THE COMPANY IS PROVIDING TO STOCKHOLDERS ALONG WITH THIS PROXY STATEMENT THE ANNUAL REPORT ON FORM 10-KSB.



                                    ON BEHALF OF THE BOARD OF DIRECTORS

                                            /S/ JACQUES TIZABI
                                    ---------------------------------------
                                    JACQUES TIZABI
                                    PRESIDENT, CHIEF EXECUTIVE OFFICER AND
                                    CHAIRMAN OF THE BOARD OF DIRECTORS

BEVERLY HILLS, CALIFORNIA
JANUARY 31, 2002

APPENDIX A


                             AUDIT COMMITTEE CHARTER
                                       OF
                      POLLUTION RESEARCH AND CONTROL CORP.

1.   ORGANIZATION

     This charter (the "CHARTER") governs the operations of the audit committee (the "Audit COMMITTEE") of the Board of Directors (the "BOARD") of Pollution Research and Control Corp.. (the "COMPANY"). The Audit Committee shall review and reassess the Charter at least annually and will amend the charter, if appropriate, with the approval of the Board.

          o COMPOSITION. The Committee shall be appointed by the Board and shall be comprised of at least two directors, a majority of whom must be independent of management and the Company. The Board will also select a chairman for the Audit Committee. Each member of the Audit Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. In addition, each member of the Audit Committee must be independent as defined by the National Association of Securities Dealers. A member of the Audit Committee will not be considered independent if the member
               (i) is employed by the Company or any of its affiliates for the current year or any of the past three years; (ii) accepts compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation; (iii) is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer; (iv) is a partner in, or a controlling shareholder or executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or (v) is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

          o QUALIFICATIONS OF MEMBERS. All Audit Committee members shall be financially literate and experienced in reading and understanding financial statements, including the Company's balance sheet, income statement and statement of cash flow (or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee). At least one member of the Company's Audit Committee shall have past employment experience in finance or accounting or have a professional certification in accounting or other comparable experience.

2.   STATEMENT OF POLICY

     The Audit Committee shall provide assistance to the Board in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Audit Committee, the independent auditors, the internal auditors and the management of the Company. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, or the other experts for this purpose.

3.   RESPONSIBILITIES AND PROCESSES

     The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Audit Committee in carrying out its responsibilities believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The Audit Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

     The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate.

          o The Audit Committee shall meet at least three times annually, or more frequently as circumstances dictate.

          o The Audit Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders.

          o The Audit Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. Annually, the Audit Committee shall review and recommend to the board the selection of the Company's independent auditors.

          o The Audit Committee shall discuss with the auditors their independence from management and the Company including any relationships that may potentially impair their independence, as required by Independence Standards Board Statement No. 1. The Audit Committee is responsible for ensuring that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent auditors and the Company.

          o The Audit Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation.

          o The Audit Committee shall discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk and legal and ethical compliance programs.

          o The Audit Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

          o The Audit Committee shall review with financial management and the independent auditors the Company's quarterly financial results and any related press releases prior to the release of earnings.

          o The Audit Committee shall meet with management and the independent auditors and review and approve the interim financial statements and quarterly report on Form 10-Q prior to the filing or distribution of the quarterly report. In addition, the Audit Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards. The chair of the Audit Committee may represent the entire Audit Committee for the purposes of this review.

          o The Audit Committee shall meet with management and the independent auditors and review the financial statements to be included in the Company's Annual Report on Form 10-KSB (or the annual report to shareholders if distributed prior to the filing of Form 10-KSB), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. In addition, the Audit Committee shall review and formally approve the Company's Annual Report on Form 10-KSB prior to filing or distribution. The Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards, including the matters required to be communicated to audit committees pursuant to Statement of Accounting Standards No. 61.

          o The Audit Committee shall prepare an annual report to the Company's shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

                      POLLUTION RESEARCH AND CONTROL CORP.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS


     THE UNDERSIGNED, A SHAREHOLDER OF POLLUTION RESEARCH AND CONTROL CORP., A CALIFORNIA CORPORATION, (THE "COMPANY") HEREBY APPOINTS JACQUES TIZABI AND MICHAEL COLLINS, AND EACH OF THEM, THE PROXY OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO ATTEND, VOTE AND ACT FOR THE UNDERSIGNED AT THE COMPANY'S ANNUAL MEETING OF SHAREHOLDERS (THE "ANNUAL MEETING"), TO BE HELD ON MARCH 26, 2002, AND AT ANY OF ITS POSTPONEMENTS OR ADJOURNMENTS, TO VOTE AND REPRESENT ALL OF THE SHARES OF THE COMPANY WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE, AS
FOLLOWS:

     THE BOARD OF DIRECTORS RECOMMENDS A WITH VOTE ON PROPOSAL 1.


     1. TO ELECT DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR SUCCESSORS ARE ELECTED, AS PROVIDED IN THE PROXY STATEMENT.

                      ____ WITH       ____ WITHOUT       ____ ABSTAIN

          (INSTRUCTIONS: A "FOR" VOTE GRANTS AUTHORITY TO VOTE YOUR PROXY FOR ALL THE NOMINEES LISTED BELOW. TO WITHHOLD AUTHORITY FOR A NOMINEE, LINE THROUGH OR OTHERWISE STRIKE OUT A NAME BELOW.)

                      Jacques Tizabi     Michael Collins       Matin Emouna


     THE UNDERSIGNED HEREBY REVOKES ANY OTHER PROXY TO VOTE AT THE ANNUAL MEETING, AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXY HOLDER MAY LAWFULLY DO BY VIRTUE HEREOF. AS TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY OF ITS POSTPONEMENTS OR ADJOURNMENTS, THE PROXY HOLDER IS AUTHORIZED TO VOTE IN ACCORDANCE WITH ITS BEST JUDGMENT.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE. THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR: THE ELECTION OF DIRECTORS NAMED TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND, AS THE PROXY HOLDER SHALL DEEM ADVISABLE, ON THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, UNLESS OTHERWISE DIRECTED.

     THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF A COPY OF THE NOTICE OF ANNUAL MEETING AND ACCOMPANYING PROXY STATEMENT DATED _______ __, 2002, RELATING TO THE ANNUAL MEETING.


                                    DATE:  ______________________________, ____



                                    ----------------------------------------



                                    ----------------------------------------
                                    SIGNATURE(S) OF STOCKHOLDER(S)
                                    (SEE INSTRUCTIONS BELOW)


                                    THE SIGNATURE(S) HEREON SHOULD CORRESPOND
                                    EXACTLY WITH THE NAME(S) OF THE
                                    SHAREHOLDER(S) APPEARING ON THE STOCK
                                    CERTIFICATE. IF STOCK IS JOINTLY HELD, ALL
                                    JOINT OWNERS SHOULD SIGN. WHEN SIGNING AS
                                    ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE
                                    OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.
                                    IF SIGNER IS A CORPORATION, PLEASE SIGN THE
                                    FULL CORPORATION NAME, AND GIVE TITLE OF
                                    SIGNING OFFICER.


                           THIS PROXY IS SOLICITED BY
                            THE BOARD OF DIRECTORS OF
                      POLLUTION RESEARCH AND CONTROL CORP.